                                                                  Exhibit 10.71

                                                                  EXECUTION COPY

                              AMENDMENT AND CONSENT


            AMENDMENT AND CONSENT, dated as of June 18, 1998 (this "Amendment and Consent"), to the Fifth Amended and Restated Credit Agreement, dated as of August 15, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among OUTDOOR SYSTEMS, INC. (the "Company"), MEDIACOM, INC. (the "Canadian Borrower"; together with the Company, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, as Canadian Administrative Agent, and CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as US Administrative Agent (in such capacity, the "US Administrative Agent"; together with the Canadian Administrative Agent, the "Agents").



                              W I T N E S S E T H:


            WHEREAS, the Borrowers, the Lenders and the Agents are parties to the Credit Agreement;

            WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Lenders are agreeable to such request upon the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows:


            1 Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

            2 Amendment of Subsection 2.4(a). Subsection 2.4(a) of the Credit Agreement is hereby amended by replacing it with the following new subsection 2.4(a):

                  "2.4 Increase of Revolving Credit Commitments. (a) The Company may from time to time, by notice to the US Administrative Agent, request that the US Revolving Credit Commitments and/or the Canadian Revolving Credit Commitments be increased on or prior to December 31, 1999 by an amount that is not less than US$25,000,000 or C$25,000,000, as the case may be, and will not result in the aggregate amount of the US Revolving Credit Commitments and the Canadian Revolving Credit Commitments exceeding US$700,000,000, provided that the aggregate amount of the Canadian Revolving Credit Commitments and principal amount of all Canadian Term Loans outstanding after giving effect thereto may not exceed C$250,000,000 unless the applicable Canadian Security Documents have been amended in a manner reasonably satisfactory to the Canadian Administrative Agent to reflect such greater amount. (For purposes of calculations pursuant to this subsection all amounts denominated in Canadian Dollars shall be converted to US Dollars at the US$ Equivalent amount thereof.) Upon receipt of such notice the US Administrative Agent shall seek to obtain the agreement of one or more of the US Revolving Credit Lenders and/or Canadian Revolving Credit Lenders to increase its or their US Revolving Credit Commitments and/or, as the case may be, Canadian Revolving Credit Commitments by an aggregate amount equal to the increase so requested by the Company."

            3 Consent. The Lenders hereby consent and agree that, in any calculation of the Senior Leverage Ratio or the Total Leverage Ratio made as of December 31, 1998 or any date prior to December 31, 1998, the Company shall be entitled to deduct (a) the then dollar equivalent of the aggregate then unrefunded amount of value-added tax paid by the Company and/or its Restricted Subsidiaries in connection with the acquisitions of Vendor S.A. de C.B. and the outdoor advertising assets of Multimedios Estrellas de Oro, S.A. de C.B. and MM Billboard, S.A. de C.B. from (b) the amount of the then outstanding Indebtedness.

            4 Conditions to Effectiveness. This Amendment and Consent shall become effective on and as of the date that the US Administrative Agent shall have received counterparts of this Amendment and Consent, duly executed and delivered by a duly authorized officer of each of the Borrowers, and the Majority Lenders and consented to by each Guarantor.

            5 Limited Amendment. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Amendment and Consent shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement (including, without limitation, the financial covenants set forth in subsection 8.1) or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

            6 Counterparts. This Amendment and Consent may be executed by one or more of the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            7 GOVERNING LAW. THIS AMENDMENT AND CONSENT SHALL BE GOVERNED BY,
AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK.
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                                                                               4

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                    OUTDOOR SYSTEMS, INC.


                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    MEDIACOM, INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE, as Canadian Administrative Agent and as a Lender

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    CIBC INC., as a Lender

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK
                                    AGENCY, as US Administrative Agent and as a Lender

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    ALLSTATE INSURANCE COMPANY

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    ALLSTATE LIFE INSURANCE COMPANY

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    BANK OF AMERICA NATIONAL TRUST &
                                    SAVINGS ASSOCIATION

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    BANK OF AMERICA CANADA

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    BANK OF HAWAII

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    THE BANK OF MONTREAL, CHICAGO BRANCH

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    THE BANK OF NEW YORK

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    THE BANK OF NOVA SCOTIA

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    THE BANK OF NOVA SCOTIA - CANADA

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    BANKBOSTON, N.A.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    BANQUE NATIONALE DE PARIS

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    BANQUE PARIBAS

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    BANK ONE, ARIZONA, NA

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    BAYERISCHE VEREINSBANK A.G.

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    CARILLON HOLDING, LTD.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    CITY NATIONAL BANK

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    COMPAGNIE FINANCIERE DE CIC ET DE
                                    L'UNION EUROPEENNE

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    CONTINENTAL ASSURANCE COMPANY
                                    SEPARATE ACCOUNT (E)
                                    BY: TCW ASSET MANAGEMENT COMPANY
                                    AS ATTORNEY-IN-FACT

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    CORESTATES BANK, N.A.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    CREDIT LYONNAIS, LOS ANGELES BRANCH

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    CREDIT LYONNAIS CANADA

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    CREDITANSTALT CORPORATE FINANCE, INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    CRESCENT/MACH I PARTNERS, L.P.
                                    BY: TCW ASSET MANAGEMENT, ITS
                                    INVESTMENT MANAGER

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    DEEPROCK & COMPANY

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    DLJ CAPTIAL FUNDING, INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    DRESDNER BANK AG NEW YORK & GRAND
                                    CAYMAN BRANCHES

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    DRESDNER BANK CANADA

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    FIRST HAWAIIAN BANK

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    FIRST NATIONAL BANK OF MARYLAND

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    FIRST UNION NATIONAL BANK (f/k/a FIRST
                                    UNION BANK OF NORTH CAROLINA

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    FLEET NATIONAL BANK

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    THE FUJI BANK LIMITED, LOS ANGELES AGENCY

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    IMPERIAL BANK, A CALIFORNIA BANKING
                                    CORPORATION

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    INDOSUEZ CAPITAL FUNDING II, LIMITED
                                    BY: INDOSUEZ CAPITAL, AS PORTFOLIO ADVISOR

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    INDUSTRIAL BANK OF JAPAN, LTD., LOS ANGELES
                                    AGENCY

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    INDUSTRIAL BANK OF JAPAN LTD., NEW YORK
                                    AGENCY

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    KZH-CRESCENT CORPORATION

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    KZH-SOLEIL CORPORATION

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    THE LONG TERM CREDIT BANK OF JAPAN, LTD.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    MELLON BANK, N.A.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    MELLON BANK CANADA

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    MERITA BANK LTD. - NEW YORK BRANCH

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    BY: MERRILL LYNCH ASSET MANAGEMENT,
                                    L.P., AS INVESTMENT ADVISOR

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                    INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    METROPOLITAN LIFE INSURANCE COMPANY

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    MICHIGAN NATIONAL BANK

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION, LOS ANGELES AGENCY

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    NATIONAL CITY BANK

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    NORWEST BANK ARIZONA, N.A.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    PARIBAS BANK OF CANADA

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    PARIBAS CAPITAL FUNDING L.L.C.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    ROYALTON COMPANY

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    SANWA BANK LTD.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    SENIOR DEBT PORTFOLIO

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    SOUTHERN PACIFIC BANK

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    THE SUMITOMO BANK OF CANADA

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    SUMITOMO TRUST & BANKING CO., LTD.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    TORONTO DOMINION (TEXAS), INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    THE TRAVELERS INSURANCE COMPANY

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    UNION BANK OF CALIFORNIA NA

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                    INCOME TRUST

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    VAN KAMPEN CLO1, LIMITED

                                    BY: VAN KAMPEN AMERICAN CAPITAL MANAGEMENT,
                                    INC., AS COLLATERAL MANAGER

                                    By: /s/
                                        -----------------------------------
                                        Title:

The undersigned hereby consent and agree to the foregoing Amendment and Consent.


                                    OUTDOOR SYSTEMS PAINTING, INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    OS ADVERTISING OF TEXAS
                                     PAINTING, INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    OS BASELINE, INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    DECADE COMMUNICATIONS GROUP, INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    BENCH ADVERTISING COMPANY OF
                                    COLORADO, INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    NEW YORK SUBWAYS ADVERTISING CO., INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    OUTDOOR SYSTEMS, INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    OUTDOOR SYSTEMS (NEW YORK), INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    OS BUS, INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    NATIONAL ADVERTISING COMPANY

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    PACIFIC CONNECTION, INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    SALM ENTERPRISES, INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:


                                    ATLANTIC PROSPECT, INC.

                                    By: /s/
                                        -----------------------------------
                                        Title:

                                    OS, FLORIDA, INC.

                                    By: /s/
                                        -----------------------------------
                                        Title: